As filed with the Securities and Exchange Commission on July 10, 2006

                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                   FORM N-CSR

                         CERTIFIED SHAREHOLDER REPORT OF
                   REGISTERED MANAGEMENT INVESTMENT COMPANIES

                  Investment Company Act file number: 811-21499

                  NEUBERGER BERMAN DIVIDEND ADVANTAGE FUND INC.
                  ---------------------------------------------
             (Exact Name of the Registrant as Specified in Charter)
                      c/o Neuberger Berman Management Inc.
                           605 Third Avenue, 2nd Floor
                          New York, New York 10158-0180

       Registrant's Telephone Number, including area code: (212) 476-8800

                    Peter E. Sundman, Chief Executive Officer
                      c/o Neuberger Berman Management Inc.
                  Neuberger Berman Dividend Advantage Fund Inc.
                           605 Third Avenue, 2nd Floor
                          New York, New York 10158-0180

                            Arthur C. Delibert, Esq.
                   Kirkpatrick & Lockhart Nicholson Graham LLP
                               1601 K Street, N.W.
                            Washington, DC 20006-1600
                   (Names and addresses of agents for service)

Date of fiscal year end: October 31, 2006

Date of reporting period: April 30, 2006

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget ("OMB") control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 100 F Street, NE, Washington, DC 20549-0609. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. ss. 3507.

ITEM 1. REPORTS TO SHAREHOLDERS

[NEUBERGER | BERMAN LOGO]
A LEHMAN BROTHERS COMPANY

Semi-Annual Report
April 30, 2006

Neuberger Berman
DIVIDEND
ADVANTAGE
FUND INC.

                                     NEUBERGER BERMAN APRIL 30, 2006 (UNAUDITED)

CHAIRMAN'S LETTER

Dear Shareholder,

I am pleased to present to you this semi-annual report for Neuberger Berman Dividend Advantage Fund Inc. The report includes a portfolio commentary, a listing of the Fund's investments, and its unaudited financial statements for the six months ended April 30, 2006.

The Fund seeks high total return, comprising high current income (a portion of which may be qualified dividend income) and capital appreciation. Income from securities in the portfolio that meet the requirements for qualified dividend income is taxed at the same federal tax rates applicable to long-term capital gains, which can create a favorable tax situation for shareholders.

The Fund is built on a foundation of fundamental research. An Asset Allocation Committee takes responsibility for allocating assets between income producing securities recommended by the Neuberger Berman, LLC Research Department, and real estate company securities--a structure that we believe provides shareholders with an added level of confidence.

Thank you for entrusting your hard-earned assets to Neuberger Berman. We will continue to work hard to preserve and grow your capital.

Sincerely,


/s/ PETER SUNDMAN
-------------------------------------
PETER SUNDMAN
CHAIRMAN OF THE BOARD
NEUBERGER BERMAN DIVIDEND
ADVANTAGE FUND INC.

"Neuberger Berman" and the Neuberger Berman logo are service marks of Neuberger Berman, LLC. "Neuberger Berman Management Inc." and the individual fund name in this shareholder report are either service marks or registered service marks of Neuberger Berman Management Inc. (C)2006 Neuberger Berman Management Inc. All rights reserved.

                                    CONTENTS

THE FUND
CHAIRMAN'S LETTER                                                              1
PORTFOLIO COMMENTARY                                                           2
SCHEDULE OF INVESTMENTS/TOP TEN EQUITY HOLDINGS                                6
FINANCIAL STATEMENTS                                                           9
FINANCIAL HIGHLIGHTS/PER SHARE DATA                                           20
DISTRIBUTION REINVESTMENT PLAN                                                22
DIRECTORY                                                                     24
PROXY VOTING POLICIES AND PROCEDURES                                          25
QUARTERLY PORTFOLIO SCHEDULE                                                  25
ADDITION OF ASSOCIATE PORTFOLIO MANAGER                                       25
REPORT OF VOTES OF SHAREHOLDERS                                               26

DIVIDEND ADVANTAGE FUND INC. Portfolio Commentary

For the six months ended April 30, 2006, on a Net Asset Value (NAV) basis, Neuberger Berman Dividend Advantage Fund Inc. (AMEX: NDD) provided a total return of 18.66%, compared to gains of 9.63% and 14.90% for the S&P 500 Index and the FTSE NAREIT Equity REITs Index, respectively, over the same period.

The Fund includes an approximately even mix of 1) income-producing securities that are chosen by the firm's in-house research department and a team of experienced portfolio managers, and 2) real estate company securities. The portion of the portfolio driven by our in-house research seeks to invest a significant majority of its assets in stocks rated Buy (B) or New Funds (N) which have recently had a higher average dividend yield than that of the S&P
500. The remaining assets in this segment are chosen by a team of managers with experience selecting attractive income opportunities.

Over the past six months, the segment of the portfolio derived from our research department performed well, although it modestly underperformed relative to the benchmark indexes. The commodity-related sector of the portfolio has been particularly strong, with copper, mining, and metals stocks turning in good results. Utility stocks, which comprise a significant portion of the research department driven allocation, were weak following strong performance in 2005. We continue to like this sector and plan to maintain our current weighting.

This area of the portfolio also benefited from the recent trend toward dividend-paying stocks that now receive more favorable tax treatment than they did in the past, as well as from investors seeking income in a rising, albeit relatively benign, interest rate environment.

Real estate investment trusts (REITs) generally benefited from ongoing investor interest in this segment of the market and healthy operating results, which we expect to continue over the coming quarters. During the six-month reporting period, the commercial real estate market was robust, as occupancies and rents improved due to a healthy economy and stronger demand than supply in most regions of the country. Despite ongoing rate hikes by the Federal Reserve, the long-term interest rate environment was relatively benign, while REIT earnings were strong in both the fourth quarter of (calendar) 2005 and the first quarter of 2006. A variety of property sectors showed strength, particularly Office properties, Shopping Centers, Apartments and Hotels.

Gains in the Apartment sector reflected a slowdown in the housing market, as higher interest rates and slower housing price appreciation lessened the attractiveness of buying homes and encouraged renters to stay longer. With a slower supply of new apartments, we anticipate improving occupancy and economics for apartment REITs.

REITs that own office buildings were bolstered by growing evidence of improvement in the office market, particularly over the last three months of the period, as occupancy and expectations for rising rents improved. In addition, community shopping centers and hotels performed well. With fundamentals particularly strong in the Lodging/Resorts sector, a number of hotel REITs have been acquired by private buyers, reflecting optimism for continued improvement.

On the downside, Regional Malls lagged over the six-month period, as investors showed concern that a slowdown in housing price appreciation and the rise in interest rates would have a negative impact on consumers. Despite the ongoing strength of consumer spending, we think this remains a worrisome issue. The Health Care sector also exhibited weakness, due to concerns over new government reimbursement rates for Medicare and Medicaid and the potential impact of higher interest rates on their ability to finance acquisitions.

In this environment, the portfolio's REIT allocation enjoyed strong performance across most sectors, benefiting from an overweight in Lodging/Resorts and healthy returns in the "Mixed" REIT category, while losing some ground due to an overweight in Health Care and modest underweight in Regional Malls.

Looking forward, we believe that REITs are unlikely to maintain the exceptional performance they have shown over the past six months. Still, our outlook remains positive for a number of

DIVIDEND ADVANTAGE FUND

reasons. First, the supply growth of commercial real estate has been modest, due to the increased costs of raw materials, construction and financing, and is likely to remain that way for the next 12-18 months. We anticipate that this dynamic, combined with modest economic growth, bodes well for REIT earnings and price performance moving into the second half of the fiscal year.

In addition, we expect to see solid dividend growth from REITs, as well as a continuation of the merger and acquisition activity that has taken place over the past 12 months. Although current yields are lower than usual, we believe that they will grow over time through dividend increases reflecting the ongoing strength of the commercial real estate market.

Sincerely,

                                NEUBERGER BERMAN
                          DIVIDEND ADVANTAGE FUND INC.
                           ASSET ALLOCATION COMMITTEE

PERFORMANCE HIGHLIGHTS

                                       SIX MONTH              AVERAGE ANNUAL
                                     PERIOD ENDED              TOTAL RETURN
                    INCEPTION DATE     4/30/2006    1 YEAR   SINCE INCEPTION
NAV(1,3)              03/25/2004        18.66%      29.77%        25.07%

                                       SIX MONTH              AVERAGE ANNUAL
                                     PERIOD ENDED              TOTAL RETURN
                    INCEPTION DATE     4/30/2006    1 YEAR   SINCE INCEPTION
MARKET PRICE(2,3)     03/25/2004        16.92%      28.92%        12.62%

INDUSTRY DIVERSIFICATION
(% OF TOTAL NET ASSETS APPLICABLE TO COMMON SHAREHOLDERS)

Aerospace                                                                   1.1%
Apartments                                                                 12.2
Banking & Financial                                                         8.9
Basic Materials                                                             2.2
Chemicals                                                                   0.9
Commercial Services                                                         0.4
Community Centers                                                           7.3
Consumer Cyclicals                                                          1.0
Consumer Discretionary                                                      2.2
Diversified                                                                 9.8
Energy                                                                      8.3
Entertainment                                                               1.5
Financial Services                                                          2.4
Food & Beverage                                                             4.8
Health Care                                                                 6.4
Industrial                                                                  4.3
Insurance                                                                   0.9
Lodging                                                                     9.7
Office                                                                     14.5
Office - Industrial                                                         0.7
Pharmaceutical                                                              4.1
Publishing & Broadcasting                                                   1.8
Regional Malls                                                             10.0
Restaurants                                                                 1.0
Telecommunications                                                          3.9
Utilities                                                                   7.7
Waste Management                                                            1.3
Repurchase Agreement                                                       11.9
Short-Term Investments                                                     20.4
Liabilities, less cash, receivables and other assets                      (61.6)

Closed-end funds, unlike open-end funds, are not continually offered. There is an initial public offering and once issued common shares of closed-end funds are sold in the open market through a stock exchange.

The composition, industries and holdings of the Fund are subject to change. Investment return will fluctuate. Past performance is no guarantee of future results.

ENDNOTES

(1.) Returns based on Net Asset Value (NAV) of the Fund.

(2.) Returns based on market price of Fund shares on the American Stock
     Exchange.

(3.) Neuberger Berman Management Inc. has contractually agreed to waive a portion of the management fees that it is entitled to receive from the Fund. The undertaking lasts until October 31, 2010. Please see the notes to the financial statements for specific information regarding the rate of the management fees waived by Neuberger Berman Management Inc. Absent such a waiver, the performance for the Fund would be lower.

(4.) Unaudited performance data current to the most recent month-end are available at www.nb.com.

GLOSSARY OF INDICES

S&P 500 INDEX:                    The S&P 500 Index is widely regarded as the
                                  standard for measuring large-cap U.S. stock markets' performance and includes a representative sample of leading companies in leading industries.

FTSE NAREIT EQUITY REITS INDEX:   The FTSE NAREIT Equity REITs Index tracks the
                                  performance of all Equity REITs currently listed on the New York Stock Exchange, the NASDAQ National Market System and the American
                                  Stock Exchange. REITs are classified as Equity if 75% or more of their gross invested book assets are invested directly or indirectly in equity of commercial properties.

Please note that the indices do not take into account any fees and expenses or any tax consequences of investing in the individual securities that they track and that investors cannot invest directly in any index. Data about the performance of each index is prepared or obtained by Neuberger Berman Management Inc. and includes reinvestment of all dividends and capital gain distributions. The Fund may invest in securities not included in its indices.

SCHEDULE OF INVESTMENTS Dividend Advantage Fund Inc.

TOP TEN EQUITY HOLDINGS

HOLDING                                                                        %
1    Colonial Properties Trust                                               2.6
2    Camden Property Trust                                                   2.2
3    Equity Office Properties Trust                                          2.2
4    Host Marriott                                                           2.2
5    Maguire Properties                                                      1.8
6    Equity Residential                                                      1.8
7    Tanger Factory Outlet Centers                                           1.8
8    PNC Financial Services Group                                            1.8
9    ConocoPhillips                                                          1.8
10   Simon Property Group                                                    1.7

                                                                  MARKET VALUE +
NUMBER OF SHARES                                                 (000'S OMITTED)
COMMON STOCKS (127.1%)
AEROSPACE (1.1%)
    35,500 Goodrich Corp.                                           $  1,580(E)
APARTMENTS (12.2%)
    23,000 Avalonbay Communities                                       2,477
    63,300 Camden Property Trust                                       4,351(E)
    20,000 Education Realty Trust                                        298(E)
    80,000 Equity Residential                                          3,590
    11,300 Essex Property Trust                                        1,233(E)
    64,300 Home Properties                                             3,216(E)
    82,200 United Dominion Realty Trust                                2,235(E)
                                                                    --------
                                                                      17,400
BANKING & FINANCIAL (8.9%)
    29,000 Bank of America                                             1,448
    44,600 Bank of New York                                            1,568
    12,000 Freddie Mac                                                   733
    16,300 Hartford Financial Services Group                           1,498
    47,600 Lincoln National                                            2,765(E)
    35,600 Nationwide Financial Services                               1,562
    51,600 Wachovia Corp.                                              3,088
                                                                    --------
                                                                      12,662
BASIC MATERIALS (2.2%)
    22,100 Freeport-McMoRan Copper & Gold                              1,427
     7,700 Rio Tinto                                                   1,715
                                                                    --------
                                                                       3,142
CHEMICALS (0.9%)
    28,300 duPont                                                      1,248
COMMERCIAL SERVICES (0.4%)
    24,800 Gramercy Capital                                              616(E)
COMMUNITY CENTERS (7.3%)
    64,900 Heritage Property Investment Trust                          2,507(E)
    36,200 Pan Pacific Retail Properties                               2,412
    31,000 Regency Centers                                             1,956
   107,200 Tanger Factory Outlet Centers                               3,514
                                                                    --------
                                                                      10,389
CONSUMER CYCLICALS (1.0%)
    53,800 Eastman Kodak                                               1,450(E)
CONSUMER DISCRETIONARY (2.2%)
    50,500 V.F. Corp.                                                  3,090
DIVERSIFIED (9.8%)
   105,000 Colonial Properties Trust                                   5,170(E)
    77,200 General Electric                                            2,670(OO)
    60,500 iStar Financial                                             2,315(E)
    38,500 Newkirk Realty Trust                                          688(E)
    33,200 Vornado Realty Trust                                        3,175
                                                                    --------
                                                                      14,018
ENERGY (8.3%)
    46,100 ChevronTexaco Corp.                                         2,813
    51,200 ConocoPhillips                                              3,426
    54,900 Enterprise Products Partners                                1,358
    25,300 Exxon Mobil                                                 1,596
    30,200 Kinder Morgan                                               2,658
                                                                    --------
                                                                      11,851
ENTERTAINMENT (1.5%)
   100,400 Regal Entertainment Group                                   2,110(E)
FINANCIAL SERVICES (2.4%)
   49,000 PNC Financial Services Group                                 3,502
FOOD & BEVERAGE (4.8%)
   66,900 Cadbury Schweppes ADR                                        2,673(E)
   22,700 Diageo PLC ADR                                               1,504(E)
   46,720 PepsiCo, Inc.                                                2,721
                                                                    --------
                                                                       6,898
HEALTH CARE (6.4%)
    61,500 Abbott Laboratories                                         2,629
    43,300 Health Care REIT                                            1,507(E)
    56,200 Nationwide Health Properties                                1,209(E)
    95,100 OMEGA Healthcare Investors                                  1,216(E)
    77,700 Ventas, Inc.                                                2,539
                                                                    --------
                                                                       9,100
INDUSTRIAL (4.3%)
    28,200 Dover Corp.                                                 1,403
    66,000 First Industrial Realty Trust                               2,590(E)
    43,800 Prologis                                                    2,199
                                                                    --------
                                                                       6,192
INSURANCE (0.9%)
   44,000 Endurance Specialty Holdings                                 1,362
LODGING (7.5%)
   205,600 Host Marriott                                               4,322
    48,200 Lasalle Hotel Properties                                    2,108(E)
   100,300 Strategic Hotel Capital                                     2,275
    71,200 Sunstone Hotel Investors                                    2,046
                                                                    --------
                                                                      10,751
OFFICE (14.5%)
    85,300 Brandywine Realty Trust                                     2,415(E)
   134,600 Equity Office Properties Trust                              4,348
    87,600 Highwoods Properties                                        2,763(E)
   191,100 HRPT Properties Trust                                       2,098
    64,400 Mack-Cali Realty                                            2,912(E)
   105,900 Maguire Properties                                          3,596(E)
    37,500 Reckson Associates Realty                                   1,526(E)
    44,500 Trizec Properties                                           1,113
                                                                    --------
                                                                      20,771
OFFICE -- INDUSTRIAL (0.7%)
    33,200 Digital Realty Trust                                          936(E)
PHARMACEUTICAL (4.1%)
    46,200 Johnson & Johnson                                           2,708
    54,600 Novartis AG ADR                                             3,140
                                                                    --------
                                                                       5,848

SCHEDULE OF INVESTMENTS Dividend Advantage Fund Inc. cont'd

                                                                  MARKET VALUE +
NUMBER OF SHARES                                                 (000'S OMITTED)
PUBLISHING & BROADCASTING (1.8%)
    75,000 R.R. Donnelley                                           $  2,527
REGIONAL MALLS (10.0%)
    51,500 CBL & Associates Properties                                 2,060
    90,500 Glimcher Realty Trust                                       2,335(E)
    31,200 Macerich Co.                                                2,284(E)
    69,600 Mills Corp.                                                 2,221
    52,000 Pennsylvania REIT                                           2,109(E)
    40,500 Simon Property Group                                        3,316(E)
                                                                    --------
                                                                      14,325
RESTAURANTS (1.0%)
    41,900 McDonald's Corp.                                            1,448
TELECOMMUNICATIONS (3.9%)
    44,600 ALLTEL Corp.                                                2,871
    50,000 AT&T Inc.                                                   1,310
    58,300 Sprint Nextel                                               1,446
                                                                    --------
                                                                       5,627
UTILITIES (7.7%)
    28,000 Ameren Corp.                                                1,410
    19,450 Dominion Resources                                          1,456
    53,000 Duke Energy                                                 1,543
    48,000 Exelon Corp.                                                2,592
    33,900 FPL Group                                                   1,343
    55,200 PNM Resources                                               1,397(E)
    28,000 Sempra Energy                                               1,289
                                                                    --------
                                                                      11,030
WASTE MANAGEMENT (1.3%)
    50,500 Waste Management                                            1,892
TOTAL COMMON STOCKS
(COST $153,777)                                                      181,765
                                                                    --------
PREFERRED STOCKS (2.2%)
LODGING (2.2%)
   108,300 Felcor Lodging Trust, Ser. A                                2,668
    19,000 Lasalle Hotel Properties, Ser. D                              455
                                                                    --------
                                                                       3,123
TOTAL PREFERRED STOCKS
(COST $2,845)                                                          3,123
                                                                    --------


PRINCIPAL AMOUNT                                                  MARKET VALUE +
                                                                 (000'S OMITTED)
REPURCHASE AGREEMENT (11.9%)
$17,000,000 Banc of America Securities LLC,
            Repurchase Agreement, 4.78%,
            due 5/1/06, dated 4/28/06,
            Maturity Value $17,006,772, Collateralized
            by $18,239,998 Fannie Mae, 5.00%,
            due 4/1/35 (Collateral Value $17,340,000)
            (Cost $17,000)                                            17,000#
                                                                    --------
NUMBER OF SHARES
SHORT-TERM INVESTMENTS (20.4%)
 19,530,901 Neuberger Berman
               Securities Lending
               Quality Fund, LLC                                      19,531++
  9,661,057 Neuberger Berman
               Prime Money Fund
               Trust Class                                             9,661@
                                                                    --------
TOTAL SHORT-TERM INVESTMENTS
(COST $29,192)                                                        29,192#
                                                                    --------
TOTAL INVESTMENTS (161.6%)
(COST $202,814)                                                      231,080##
Liabilities, less cash, receivables
   and other assets [(24.9%)]                                        (35,578)
Liquidation Value of Auction
   Market Preferred Shares [(36.7%)]                                 (52,500)
                                                                    --------
TOTAL NET ASSETS APPLICABLE TO
COMMON SHAREHOLDERS (100.0%)                                        $143,002
                                                                    --------

See Notes to Schedule of Investments    7

NOTES TO SCHEDULE OF INVESTMENTS

+ Investments in equity securities by Neuberger Berman Dividend Advantage Fund Inc. (the "Fund") are valued at the latest sale price where that price is readily available; securities for which no sales were reported, unless otherwise noted, are valued at the last available bid price. Securities traded primarily on the NASDAQ Stock Market are normally valued by the Fund at the NASDAQ Official Closing Price ("NOCP") provided by NASDAQ each business day. The NOCP is the most recently reported price as of 4:00:02 p.m., Eastern time, unless that price is outside the range of the "inside" bid and asked prices (i.e., the bid and asked prices that dealers quote to each other when trading for their own accounts); in that case, NASDAQ will adjust the price to equal the inside bid or asked price, whichever is closer. Because of delays in reporting trades, the NOCP may not be based on the price of the last trade to occur before the market closes. The Fund values all other securities, including securities for which the necessary last sale, asked, and/or bid prices are not readily available, by methods the Board of Directors of the Fund (the "Board") has approved on the belief that they reflect fair value. Numerous factors may be considered when determining the fair value of a security, including available analyst, media or other reports, trading in futures or ADRs and whether the issuer of the security being fair valued has other securities outstanding. Foreign security prices are furnished by independent quotation services and expressed in local currency values. Foreign security prices are translated from the local currency into U.S. dollars using the exchange rate as of 12:00 noon, Eastern time. The Board has approved the use of FT Interactive Data Corporation ("FT Interactive") to assist in determining the fair value of the Fund's foreign equity securities when changes in the value of a certain index suggest that the closing prices on the foreign exchanges may no longer represent the amount that the Fund could expect to receive for those securities. In this event, FT Interactive will provide adjusted prices for certain foreign equity securities using a statistical analysis of historical correlations of multiple factors. In the absence of precise information about the market values of these foreign securities as of the close of the New York Stock Exchange, the Board has determined on the basis of available data that prices adjusted in this way are likely to be closer to the prices the Fund could realize on a current sale than are the prices of those securities established at the close of the foreign markets in which the securities primarily trade. However, fair value prices are necessarily estimates, and there is no assurance that such a price will be at or close to the price at which the security next trades. Short-term debt securities with less than 60 days until maturity may be valued at cost which, when combined with interest earned, approximates market value.

#    At cost, which approximates market value.

## At April 30, 2006, the cost of investments for U.S. federal income tax purposes was $202,814,000. Gross unrealized appreciation of investments was $29,207,000 and gross unrealized depreciation of investments was $941,000, resulting in net unrealized appreciation of $28,266,000, based on cost for U.S. federal income tax purposes.

(00) All or a portion of this security is segregated as collateral for interest rate swap contracts.

@ Neuberger Berman Prime Money Fund ("Prime Money") is also managed by Neuberger Berman Management Inc. and may be considered an affiliate since it has the same officers, Board members, and investment manager as the Fund and because, at times, the Fund may own 5% or more of the outstanding voting securities of Prime Money (see Notes A & E of Notes to Financial Statements).

(E) All or a portion of this security is on loan (see Note A of Notes to Financial Statements).

++ Managed by an affiliate of Neuberger Berman Management Inc. and could be deemed an affiliate of the Fund (see Notes A & E of Notes to Financial Statements).


See Notes to Financial Statements       8

STATEMENT OF ASSETS AND LIABILITIES

NEUBERGER BERMAN                                                               DIVIDEND
(000'S OMITTED EXCEPT PER SHARE AMOUNTS)                                      ADVANTAGE
                                                                                FUND

ASSETS
   INVESTMENTS IN SECURITIES, AT MARKET VALUE*+ (NOTES A  & E)--SEE
   SCHEDULE OF INVESTMENTS:

   Unaffiliated issuers                                                        $201,888
----------------------------------------------------------------------------------------
   Affiliated issuers                                                            29,192
========================================================================================
                                                                                231,080
----------------------------------------------------------------------------------------
   Interest rate swaps, at market value (Note A)                                  1,194
----------------------------------------------------------------------------------------
   Dividends and interest receivable                                                422
----------------------------------------------------------------------------------------
   Receivable for securities sold                                                 1,458
----------------------------------------------------------------------------------------
   Receivable for securities lending income (Note A)                                107
----------------------------------------------------------------------------------------
   Prepaid expenses and other assets                                                 10
========================================================================================
TOTAL ASSETS                                                                    234,271
========================================================================================
LIABILITIES
   Payable for collateral on securities loaned (Note A)                          36,531
----------------------------------------------------------------------------------------
   Distributions payable--preferred shares                                           95
----------------------------------------------------------------------------------------
   Payable for securities purchased                                               1,861
----------------------------------------------------------------------------------------
   Payable to investment manager--net (Notes A & B)                                  63
----------------------------------------------------------------------------------------
   Payable to administrator (Note B)                                                 40
----------------------------------------------------------------------------------------
   Payable for securities lending fees (Note A)                                     104
----------------------------------------------------------------------------------------
   Accrued expenses and other payables                                               75
========================================================================================
TOTAL LIABILITIES                                                                38,769
========================================================================================
AUCTION MARKET PREFERRED SHARES SERIES A & B AT LIQUIDATION VALUE
   4,800 shares authorized; 2,100 shares issued and outstanding
   $.0001 par value; $25,000 liquidation value per share (Note A)                52,500
========================================================================================
NET ASSETS APPLICABLE TO COMMON SHAREHOLDERS AT VALUE                          $143,002
========================================================================================
NET ASSETS APPLICABLE TO COMMON SHAREHOLDERS CONSIST OF:
   Paid-in capital-common shares                                               $108,409
----------------------------------------------------------------------------------------
   Distributions in excess of net investment income                             (13,665)
----------------------------------------------------------------------------------------
   Accumulated net realized gains (losses) on investments                        18,826
----------------------------------------------------------------------------------------
   Net unrealized appreciation (depreciation) in value of investments            29,432
========================================================================================
NET ASSETS APPLICABLE TO COMMON SHAREHOLDERS AT VALUE                          $143,002
========================================================================================
COMMON SHARES OUTSTANDING ($.0001 PAR VALUE; 999,995,200 SHARES AUTHORIZED)       5,805
========================================================================================
NET ASSET VALUE PER COMMON SHARE OUTSTANDING                                   $  24.63
========================================================================================
+SECURITIES ON LOAN, AT MARKET VALUE:                                          $ 35,414
========================================================================================
*COST OF INVESTMENTS:
   Unaffiliated issuers                                                        $173,622
----------------------------------------------------------------------------------------
   Affiliated issuers                                                            29,192
========================================================================================
TOTAL COST OF INVESTMENTS                                                      $202,814
========================================================================================


See Notes to Financial Statements       9

            NEUBERGER BERMAN FOR THE SIX MONTHS ENDED APRIL 30, 2006 (UNAUDITED)

STATEMENT OF OPERATIONS

                                                                                DIVIDEND
NEUBERGER BERMAN                                                               ADVANTAGE
(000'S OMITTED)                                                                   FUND
INVESTMENT INCOME
INCOME (NOTE A):
Dividend income--unaffiliated issuers                                          $  3,074
----------------------------------------------------------------------------------------
Income from investments in affiliated issuers (Note E)                              124
----------------------------------------------------------------------------------------
Income from securities loaned (affiliated issuers $463) (Note E)                     19
----------------------------------------------------------------------------------------
Foreign taxes withheld                                                               (7)
========================================================================================
Total income                                                                      3,210
========================================================================================
EXPENSES:
Investment management fee (Notes A & B)                                             567
----------------------------------------------------------------------------------------
Administration fee (Note B)                                                         236
----------------------------------------------------------------------------------------
Auction agent fees (Note B)                                                          66
----------------------------------------------------------------------------------------
Audit fees                                                                           20
----------------------------------------------------------------------------------------
Basic maintenance expense (Note B)                                                   12
----------------------------------------------------------------------------------------
Custodian fees (Note B)                                                              52
----------------------------------------------------------------------------------------
Directors' fees and expenses                                                         14
----------------------------------------------------------------------------------------
Insurance expense                                                                     5
----------------------------------------------------------------------------------------
Legal fees                                                                           28
----------------------------------------------------------------------------------------
Shareholder reports                                                                  16
----------------------------------------------------------------------------------------
Stock exchange listing fees                                                           1
----------------------------------------------------------------------------------------
Stock transfer agent fees                                                            18
----------------------------------------------------------------------------------------
Miscellaneous                                                                        17
========================================================================================
Total expenses                                                                    1,052
Investment management fee waived (Notes A & B)                                     (191)
----------------------------------------------------------------------------------------
Expenses reduced by custodian fee expense offset and commission recapture
   arrangements (Note B)                                                             (7)
========================================================================================
Total net expenses                                                                  854
========================================================================================
Net investment income (loss)                                                      2,356
========================================================================================
REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS (NOTE A)
Net realized gain (loss) on:
   Sales of investment securities of unaffiliated issuers                         7,761
----------------------------------------------------------------------------------------
   Interest rate swap contracts                                                     111
----------------------------------------------------------------------------------------
Change in net unrealized appreciation (depreciation) in value of:
   Unaffiliated investment securities                                            12,283
----------------------------------------------------------------------------------------
   Interest rate swap contracts                                                     261
========================================================================================
Net gain (loss) on investments                                                   20,416
========================================================================================
DISTRIBUTIONS TO PREFERRED SHAREHOLDERS FROM:
   Net investment income                                                         (1,110)
========================================================================================
NET INCREASE (DECREASE) IN NET ASSETS APPLICABLE TO COMMON SHAREHOLDERS
   RESULTING FROM OPERATIONS                                                   $ 21,662
========================================================================================


See Notes to Financial Statements      10

STATEMENT OF CHANGES IN NET ASSETS

                                                                           DIVIDEND ADVANTAGE FUND
                                                                          -------------------------
                                                                           Six Months       Year
                                                                             Ended         Ended
                                                                           April 30,    October 31,
NEUBERGER BERMAN                                                              2006          2005
(000'S OMITTED)                                                           (Unaudited)
INCREASE (DECREASE) IN NET ASSETS APPLICABLE TO COMMON SHAREHOLDERS:
FROM OPERATIONS:
Net investment income (loss)                                               $  2,356      $  3,595
---------------------------------------------------------------------------------------------------
Net realized gain (loss) on investments                                       7,872        15,600
---------------------------------------------------------------------------------------------------
Change in net unrealized appreciation (depreciation) of investments          12,544         5,666
===================================================================================================
DISTRIBUTIONS TO PREFERRED SHAREHOLDERS FROM (NOTE A):
Net investment income                                                        (1,110)         (702)
---------------------------------------------------------------------------------------------------
Net realized gain on investments                                                 --          (855)
===================================================================================================
Total distributions to preferred shareholders                                (1,110)       (1,557)
===================================================================================================
Net increase (decrease) in net assets applicable to common shareholders
   resulting from operations                                                 21,662        23,304
===================================================================================================
DISTRIBUTIONS TO COMMON SHAREHOLDERS FROM (NOTE A):
Net investment income                                                       (14,864)       (3,141)
---------------------------------------------------------------------------------------------------
Net realized gain on investments                                                 --        (3,825)
===================================================================================================
Total distributions to common shareholders                                  (14,864)       (6,966)
===================================================================================================
FROM CAPITAL SHARE TRANSACTIONS (NOTE D):
Preferred shares offering costs                                                  --             5
===================================================================================================
Total net proceeds from capital share transactions                               --             5
===================================================================================================
NET INCREASE (DECREASE) IN NET ASSETS APPLICABLE TO COMMON SHAREHOLDERS       6,798        16,343
NET ASSETS APPLICABLE TO COMMON SHAREHOLDERS:
Beginning of period                                                         136,204       119,861
===================================================================================================
End of period                                                              $143,002      $136,204
===================================================================================================
Distributions in excess of net investment income at end of period          $(13,665)     $    (47)
===================================================================================================


See Notes to Financial Statements      11

NOTES TO FINANCIAL STATEMENTS Dividend Advantage Fund Inc.

     NOTE A--SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES:

1 GENERAL: Neuberger Berman Dividend Advantage Fund Inc. (the "Fund") was organized as a Maryland corporation on January 29, 2004 as a non-diversified, closed-end management investment company under the Investment Company Act of 1940, as amended (the "1940 Act"). The Fund had no operations until March 30, 2004, other than matters relating to its organization and the sale on March 8, 2004 of 5,236 shares of common stock for $100,008 ($19.10 per share) to Neuberger Berman, LLC ("Neuberger"), the Fund's sub-adviser. The Board of Directors of the Fund (the "Board") may classify or re-classify any unissued shares of capital stock into one or more classes of preferred stock without the approval of shareholders.

     The preparation of financial statements in accordance with U.S. generally accepted accounting principles requires Neuberger Berman Management Inc. ("Management") to make estimates and assumptions at the date of the financial statements. Actual results could differ from those estimates.

2 PORTFOLIO VALUATION: Investment securities are valued as indicated in the notes following the Schedule of Investments.

3 SECURITIES TRANSACTIONS AND INVESTMENT INCOME: Securities transactions are recorded on a trade date basis. Dividend income is recorded on the ex-dividend date. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Interest income, including accretion of original issue discount, where applicable, and accretion of discount on short-term investments, if any, is recorded on the accrual basis. Realized gains and losses from securities transactions and foreign currency transactions, if any, are recorded on the basis of identified cost and stated separately in the Statement of Operations.

4 INCOME TAX INFORMATION: It is the policy of the Fund to continue to qualify as a regulated investment company by complying with the requirements of Subchapter M of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its earnings to its shareholders. Therefore, no federal income or excise tax provision is required.

     Income distributions and capital gain distributions are determined in accordance with income tax regulations, which may differ from U.S. generally accepted accounting principles. These differences are primarily due to differing treatments of income and gains on various investment securities held by the Fund, timing differences and differing characterization of distributions made by the Fund as a whole.

     As determined on October 31, 2005, permanent differences resulting primarily from different book and tax accounting for distributions in excess of earnings and income recognized on interest rate swaps were reclassified at fiscal year-end. These reclassifications had no effect on net income, net assets applicable to common shareholders or net asset value per common share of the Fund.

     The tax character of distributions paid during the year ended October 31, 2005 and the period ended October 31, 2004 was as follows:

                                          DISTRIBUTIONS PAID FROM:
    ORDINARY INCOME       LONG-TERM CAPITAL GAIN   TAX RETURN OF CAPITAL            TOTAL
   2005         2004          2005     2004          2005      2004           2005         2004
$8,522,886   $2,386,586       $--    $193,309         $--   $1,208,557     $8,522,886   $3,788,452

     As of October 31, 2005, the components of distributable earnings (accumulated losses) on a U.S. federal income tax basis were as follows:

UNDISTRIBUTED   UNDISTRIBUTED     UNREALIZED            LOSS
   ORDINARY       LONG-TERM      APPRECIATION    CARRYFORWARDS
    INCOME           GAIN       (DEPRECIATION)    AND DEFERRALS      TOTAL
  $3,659,562      $7,299,243      $16,880,095          $--        $27,838,900

     The difference between book basis and tax basis distributable earnings is attributable primarily to timing differences on distribution payments, wash sales and income recognized on interest rate swaps.

5 FOREIGN TAXES: Foreign taxes withheld represent amounts withheld by foreign tax authorities, net of refunds recoverable.

6 DISTRIBUTIONS TO SHAREHOLDERS: The Fund earns income, net of expenses, daily on its investments. It is the policy of the Fund to declare and pay quarterly distributions to common shareholders. The Fund has adopted a policy to pay common shareholders a stable quarterly distribution. The Fund's ability to satisfy its policy will depend on a number of factors, including the stability of income received from its investments, the availability of capital gains, distributions paid on preferred shares and the level of expenses. In an effort to maintain a stable distribution amount, the Fund may pay distributions consisting of net investment income, realized gains and paid-in-capital. There is no assurance that the Fund will always be able to pay distributions of a particular size, or that a distribution will consist solely of net investment income and realized capital gains. The composition of the Fund's distributions for the calendar year 2006 will be reported to Fund shareholders on IRS Form 1099DIV. The Fund may pay distributions in excess of those required by its stable distribution policy to avoid excise tax or to satisfy the requirements of Subchapter M of the Internal Revenue Code. Distributions to common shareholders are recorded on the ex-date. Net realized capital gains, if any, will be offset to the extent of any available capital loss carryforwards. Any such offset will not reduce the level of the stable distribution paid by the Fund. Distributions to preferred shareholders are accrued and determined as described in Note A-8.

     The Fund invests a significant portion of its assets in securities issued by real estate companies, including real estate investment trusts ("REITs"). The distributions received from REITs held by the Fund are generally comprised of income, capital gains, and return of REIT capital, but the REITs do not report this information to the Fund until the following calendar year. At October 31, 2005, the Fund estimated these amounts within the financial statements since the information is not available from the REITs until after the Fund's fiscal year-end. At April 30, 2006, the Fund estimated these amounts for the period January 1, 2006 through April 30, 2006 within the financial statements since the 2006 information is not available from the REITs until after the Fund's fiscal period. For the year ended October 31, 2005 the character of distributions paid to shareholders is disclosed within the Statement of Changes and is also based on these estimates. All estimates are based upon REIT information sources available to the Fund together with actual IRS Forms 1099DIV received to date. Based on past experience it is probable that a portion of the Fund's distributions during the current fiscal year will be considered tax return of capital but the actual amount of tax return of capital, if any, is not determinable until after the Fund's fiscal year-end. After calendar year-end, when the Fund learns the nature of the distributions paid by REITs during that year, distributions previously identified as income are often recharacterized as return of capital and/or capital gain. After all applicable REITs have informed the Fund of the actual breakdown of distributions paid to the Fund during its fiscal year, estimates previously recorded are adjusted to reflect actual results. As a result, the composition of the Fund's distributions as reported herein may differ from the final composition determined after calendar year-end and reported to Fund shareholders on IRS Form 1099DIV.

     Subsequent to April 30, 2006, the Fund on May 15, 2006 declared a distribution to common shareholders in the amount of $0.30 per share payable June 15, 2006, to shareholders of record on May 25, 2006, with an ex-date of May 23, 2006.

7 EXPENSE ALLOCATION: Certain expenses are applicable to multiple funds. Expenses directly attributable to the Fund are charged to the Fund. Expenses borne by the complex of related investment companies, which includes open-end and closed-end investment companies for which Management serves as investment manager, that are not directly attributed to the Fund are allocated among the Fund and the other investment companies in the complex or series thereof on the basis of relative net assets, except where a more appropriate allocation of expenses to each investment company in the complex or series thereof can otherwise be made fairly.

8 REDEEMABLE PREFERRED SHARES: On March 4, 2004, the Fund re-classified 4,800 unissued shares of capital stock as Series A Auction Market Preferred Shares and Series B Auction Market Preferred Shares ("AMPS"). On June 28, 2004, the Fund issued 1,050 Series A AMPS and 1,050 Series B AMPS. All AMPS have a liquidation preference of $25,000 per share plus any accumulated unpaid distributions, whether or not earned or declared by the Fund, but excluding interest thereon ("Liquidation Value").

     Except when the Fund has declared a special rate period, distributions to preferred shareholders, which are cumulative, are accrued daily and paid every 7 days for Series A AMPS and every 28 days for Series B AMPS. Distribution rates are reset every 7 days for Series A AMPS and every 28 days for Series B AMPS based on the results of an auction, except during special rate periods. For the six months ended April 30, 2006, distribution rates ranged from 3.65% to 4.80% for Series A and 3.85% to 4.70% for Series B AMPS. The Fund declared distributions to preferred shareholders for the period May 1, 2006 to May 31, 2006 of $106,121 and $109,817 for Series A and Series B AMPS, respectively.

     The Fund may redeem AMPS, in whole or in part, on the second business day preceding any distribution payment date at Liquidation Value. The Fund is also subject to certain restrictions relating to the

     AMPS. Failure to comply with these restrictions could preclude the Fund from declaring any distributions to common shareholders or repurchasing common shares and/or could trigger the mandatory redemption of AMPS at Liquidation Value. The holders of AMPS are entitled to one vote per share and will vote with holders of common shares as a single class, except that the AMPS will vote separately as a class on certain matters, as required by law or the Fund's charter. The holders of the AMPS, voting as a separate class, are entitled at all times to elect two Directors of the Fund, and to elect a majority of the Directors of the Fund if the Fund fails to pay distributions on AMPS for two consecutive years.

9 INTEREST RATE SWAPS: The Fund may enter into interest rate swap transactions, with institutions that Management has determined are creditworthy, to reduce the risk that an increase in short-term interest rates could reduce common share net earnings as a result of leverage. Under the terms of the interest rate swap contracts, the Fund agrees to pay the swap counter party a fixed-rate payment in exchange for the counter party's paying the Fund a variable-rate payment that is intended to approximate all or a portion of the Fund's variable-rate payment obligation on the Fund's AMPS. The fixed-rate and variable-rate payment flows are netted against each other, with the difference being paid by one party to the other on a monthly basis. The Fund segregates cash or liquid securities having a value at least equal to the Fund's net payment obligations under any swap transaction, marked to market daily.

     Risks may arise if the counter party to a swap contract fails to comply with the terms of its contract. The loss incurred by the failure of a counter party is generally limited to the net interest payment to be received by the Fund and/or the termination value at the end of the contract. Additionally, risks may arise from movements in interest rates unanticipated by Management.

     Periodic expected interim net interest payments or receipts on the swaps are recorded as an adjustment to unrealized gains/losses, along with the fair value of the future periodic payment streams on the swaps. The unrealized gains/losses associated with the periodic interim net interest payments are reclassified to realized gains/losses in conjunction with the actual net receipt or payment of such amounts. The reclassifications do not impact the Fund's total net assets applicable to common shareholders or its total net increase (decrease) in net assets applicable to common shareholders resulting from operations. At April 30, 2006, the Fund had outstanding interest rate swap contracts as follows:

                                                       RATE TYPE
                                              --------------------------
                                              FIXED-RATE   VARIABLE-RATE      ACCRUED
SWAP                                           PAYMENTS       PAYMENTS     NET INTEREST     UNREALIZED
COUNTER           NOTIONAL     TERMINATION      MADE BY     RECEIVED BY     RECEIVABLE     APPRECIATION       TOTAL
PARTY              AMOUNT          DATE        THE FUND     THE FUND(1)      (PAYABLE)    (DEPRECIATION)   FAIR VALUE
Merrill Lynch   $40,000,000   July 16, 2008     3.818%         4.90%          $16,851       $1,177,309     $1,194,160

(1)  30 day LIBOR (London Interbank Offered Rate)

10 SECURITY LENDING: Effective September 13, 2005, the Fund entered into securities lending arrangements using a third party, eSecLending, to secure bids. Pursuant to such arrangements, eSecLending currently acts as lending agent for the Fund and assisted the Fund in conducting a bidding process to identify principals that would guarantee a certain amount of revenue to the Fund.

     Under the securities lending arrangements, the Fund receives cash collateral at the beginning of each transaction equal to at least 102% of the prior day's market value of the loaned securities (105% in the case of international securities). The Fund invests the cash collateral in the Neuberger Berman Securities Lending Quality Fund, LLC ("Quality Fund"), a fund managed by Lehman Brothers Asset Management LLC, an affiliate of Management, as approved by the Board.

     Income from the lending program represents income earned on the cash collateral and, where necessary, payment under the guarantee for the Fund, less fees and expenses associated with the loans. These amounts are reflected in the Statement of Operations under the caption "Income from securities loaned."

11 REPURCHASE AGREEMENTS: The Fund may enter into repurchase agreements with institutions that Management has determined are creditworthy. Each repurchase agreement is recorded at cost. The Fund requires that the securities purchased in a repurchase agreement be transferred to the custodian in a manner sufficient to enable the Fund to assert a perfected security interest in those securities in the event of a default under the repurchase agreement. The Fund monitors, on a daily basis, the value of the securities transferred to ensure that their value, including accrued interest, is greater than amounts owed to the Fund under each such repurchase agreement.

12   TRANSACTIONS WITH OTHER FUNDS MANAGED BY NEUBERGER BERMAN MANAGEMENT INC.:
     Pursuant to an Exemptive Order issued by the Securities and Exchange Commission, the Fund may invest in a money market fund managed by Management or an affiliate. The Fund invests in the Neuberger Berman Prime Money Fund ("Prime Money"), as approved by the Board. Prime Money seeks to provide the highest available current income consistent with safety and liquidity. For any cash that the Fund invests in Prime Money, Management waives a portion of its management fee equal to the management fee it receives from Prime Money on those assets (the "Arrangement"). For the six months ended April 30, 2006, management fees waived under this Arrangement amounted to $2,392 and are reflected in the Statement of Operations under the caption "Investment management fee waived." For the six months ended April 30, 2006, income earned under this Arrangement amounted to $124,284, and is reflected in the Statement of Operations under the caption "Income from investments in affiliated issuers."

13 CONCENTRATION OF RISK: Under normal market conditions, the Fund's investments will be primarily concentrated in 1) income-producing securities recommended by the Neuberger Research Department that, at the time of investment, have a dividend yield greater than the average dividend yield of the S&P 500 Composite Stock Index and 2) income-producing common equity securities, preferred equity securities, securities convertible into equity securities and non-convertible debt securities issued by companies deriving the majority of their revenue from the ownership, construction, financing, management and/or sale of commercial, industrial, and/or residential real estate. The value of the Fund's shares may fluctuate more due to economic, legal, cultural, geopolitical or technological developments affecting the United States real estate industry or a segment of the real estate industry in which the Fund owns a substantial position, than would the shares of a fund not concentrated in the real estate industry.

14 INDEMNIFICATIONS: Like many other companies, the Fund's organizational documents provide that its officers and directors are indemnified against certain liabilities arising out of the performance of their duties to the Fund. In addition, both in some of its principal service contracts and in the normal course of its business, the Fund enters into contracts that provide indemnifications to other parties for certain types of losses or liabilities. The Fund's maximum exposure under these arrangements is unknown as this could involve future claims against the Fund.

     NOTE B--MANAGEMENT FEES, ADMINISTRATION FEES, AND OTHER TRANSACTIONS WITH
     AFFILIATES:

     The Fund retains Management as its investment manager under a Management Agreement. For such investment management services, the Fund pays Management a fee at the annual rate of 0.60% of its average daily Managed Assets. Managed Assets equal the total assets of the Fund, less liabilities other than the aggregate indebtedness entered into for purposes of leverage. For purposes of calculating Managed Assets, the Liquidation Value of any AMPS outstanding is not considered a liability.

     Management has contractually agreed to waive a portion of the management fees it is entitled to receive from the Fund at the following annual rates:

     YEAR ENDED        % OF AVERAGE
     OCTOBER 31,   DAILY MANAGED ASSETS
     ----------------------------------
     2006 - 2008           0.20
         2009              0.14
         2010              0.07

     Management has not contractually agreed to waive any portion of its fees beyond October 31, 2010.

     For the six months ended April 30, 2006, such waived fees amounted to $189,090.

     The Fund retains Management as its administrator under an Administration Agreement. The Fund pays Management an administration fee at the annual rate of 0.25% of its average daily Managed Assets under this agreement. Additionally, Management retains State Street Bank and Trust Company ("State Street") as its sub-administrator under a Sub-Administration Agreement. Management pays State Street a fee for all services received under the agreement.

     Management and Neuberger, a member firm of the New York Stock Exchange and sub-adviser to the Fund, are wholly-owned subsidiaries of Lehman Brothers Holdings Inc. ("Lehman"), a publicly-owned holding company. Neuberger is retained by Management to furnish it with investment recommendations and research information without added cost to the Fund. Several individuals who are officers and/or Directors of the Fund are also employees of Neuberger and/or Management.

     The Fund has entered into a commission recapture program, which enables it to pay some of its operational expenses by recouping a portion of the commissions it pays to a broker that is not a related party of the Fund. Expenses paid through this program may include costs of custodial, transfer agency or accounting services. For the six months ended April 30, 2006, the impact of this arrangement was a reduction of expenses of $6,495.

     The Fund has an expense offset arrangement in connection with its custodian contract. For the six months ended April 30, 2006, the impact of this arrangement was a reduction of expenses of $98.

     In connection with the settlement of each AMPS auction, the Fund pays, through the auction agent, a service fee to each participating broker-dealer based upon the aggregate liquidation preference of the AMPS held by the broker-dealer's customers. For any auction preceding a rate period of less than one year, the service fee is paid at the annual rate of 1/4 of 1%; for any auction preceding a rate period of one year or more, the service fee is paid at a rate agreed to by the Fund and the broker-dealer.

     In order to satisfy rating agencies' requirements, the Fund is required to provide each rating agency a report on a monthly basis verifying that the Fund is maintaining eligible assets having a discounted value equal to or greater than the Preferred Shares Basic Maintenance Amount, which is a minimum level set by each rating agency as one of the conditions to maintain the AAA/Aaa rating on the AMPS. "Discounted value" refers to the fact that the rating agencies require the Fund, in performing this calculation, to discount portfolio securities below their face value, at rates determined by the rating agencies. The Fund pays a fee to State Street for the preparation of this report which is reflected in the Statement of Operations under the caption "Basic maintenance expense."

     NOTE C--SECURITIES TRANSACTIONS:

     During the six months ended April 30, 2006, there were purchase and sale transactions (excluding short-term securities and interest rate swap contracts) of $42,596,265 and $55,988,662, respectively.

     During the six months ended April 30, 2006, brokerage commissions on securities transactions amounted to $132,624, of which Neuberger received $35, Lehman Brothers, Inc. received $24,243, and other brokers received $108,346.

     NOTE D--CAPITAL:

     At April 30, 2006, the common shares outstanding and the common shares of the Fund owned by Neuberger were as follows:

     COMMON SHARES      COMMON SHARES
      OUTSTANDING    OWNED BY NEUBERGER
       5,805,236            5,236

     There were no transactions in common shares for the six months ended April 30, 2006 and the year ended October 31, 2005.

     NOTE E--INVESTMENTS IN AFFILIATES*:

                                                                                                  INCOME FROM
                            BALANCE OF                                BALANCE OF                  INVESTMENTS
                              SHARES                        GROSS       SHARES                   IN AFFILIATED
                               HELD          GROSS          SALES        HELD         VALUE         ISSUERS
                           OCTOBER 31,     PURCHASES         AND       APRIL 30,    APRIL 30,     INCLUDED IN
     NAME OF ISSUER            2005      AND ADDITIONS   REDUCTIONS      2006          2006       TOTAL INCOME
     Neuberger Berman
     Securities Lending
     Quality Fund, LLC**    15,643,047     37,134,535    33,246,681   19,530,901   $19,530,901      $462,698

     Neuberger Berman
     Prime Money Fund
     Trust Class***          8,307,241     39,939,279    38,585,463    9,661,057     9,661,057       124,284
                                                                                   -----------      --------
     TOTAL                                                                         $29,191,958      $586,982
                                                                                   ===========      ========

     *    Affiliated issuers, as defined in the 1940 Act.

     ** The Quality Fund, a fund managed by Lehman Brothers Asset Management LLC, an affiliate of Management, is used to invest cash the Fund receives as collateral for securities loans as approved by the Board. Because all shares of the Quality Fund are held by funds in the related investment management complex, the Quality Fund may be considered an affiliate of the Fund.

     *** Prime Money is also managed by Management and may be considered an affiliate since it has the same officers, Board members, and investment manager as the Fund and because, at times, the Fund may own 5% or more of the outstanding voting securities of Prime Money.

     NOTE F--UNAUDITED FINANCIAL INFORMATION:

     The financial information included in this interim report is taken from the records of the Fund without audit by an independent registered public accounting firm. Annual reports contain audited financial statements.

FINANCIAL HIGHLIGHTS Dividend Advantage Fund Inc.

The following table includes selected data for a share outstanding throughout each period and other performance information derived from the Financial Statements.

                                                                                YEAR         PERIOD FROM
                                                          SIX MONTHS ENDED      ENDED      MARCH 30, 2004^
                                                              APRIL 30,      OCTOBER 31,    TO OCTOBER 31,
                                                          ----------------   -----------   ---------------
                                                                2006              2005            2004
                                                             (UNAUDITED)
COMMON SHARE NET ASSET VALUE, BEGINNING OF PERIOD            $ 23.46           $ 20.65       $ 19.10
                                                             -------           -------       -------
INCOME FROM INVESTMENT OPERATIONS APPLICABLE TO COMMON
   SHAREHOLDERS:
NET INVESTMENT INCOME (LOSS)(cc)                                 .41               .62           .39
NET GAINS OR LOSSES ON SECURITIES (BOTH REALIZED AND
   UNREALIZED)                                                  3.51              3.66          1.99
COMMON SHARE EQUIVALENT OF DISTRIBUTIONS TO PREFERRED
   SHAREHOLDERS FROM:
   NET INVESTMENT INCOME(cc)                                    (.19)             (.12)         (.03)
   NET CAPITAL GAINS(cc)                                          --              (.15)         (.00)
   TAX RETURN OF CAPITAL(cc)                                      --                --          (.02)
                                                             -------           -------       -------
   TOTAL DISTRIBUTIONS TO PREFERRED SHAREHOLDERS                (.19)             (.27)         (.05)
                                                             -------           -------       -------
TOTAL FROM INVESTMENT OPERATIONS APPLICABLE TO COMMON
   SHAREHOLDERS                                                 3.73              4.01          2.33
                                                             -------           -------       -------
LESS DISTRIBUTIONS TO COMMON SHAREHOLDERS FROM:
   NET INVESTMENT INCOME                                       (2.56)             (.54)         (.32)
   NET CAPITAL GAINS                                              --              (.66)         (.09)
   TAX RETURN OF CAPITAL                                          --                --          (.19)
                                                             -------           -------       -------
TOTAL DISTRIBUTIONS TO COMMON SHAREHOLDERS                     (2.56)            (1.20)         (.60)
                                                             -------           -------       -------
LESS CAPITAL CHARGES FROM:
ISSUANCE OF COMMON SHARES                                         --                --          (.04)
ISSUANCE OF PREFERRED SHARES                                      --                --          (.14)
                                                             -------           -------       -------
TOTAL CAPITAL CHARGES                                             --              (.00)         (.18)
                                                             -------           -------       -------
COMMON SHARE NET ASSET VALUE, END OF PERIOD                  $ 24.63           $ 23.46       $ 20.65
                                                             -------           -------       -------
COMMON SHARE MARKET VALUE, END OF PERIOD                     $ 20.69           $ 20.00       $ 18.69
                                                             -------           -------       -------
TOTAL RETURN, COMMON SHARE NET ASSET VALUE+                   +18.66%**         +20.57%       +11.83%**
TOTAL RETURN, COMMON SHARE MARKET VALUE+                      +16.92%**         +13.57%        -3.33%**
RATIOS/SUPPLEMENTAL DATA+++
NET ASSETS APPLICABLE TO COMMON SHAREHOLDERS, END OF
   PERIOD (IN MILLIONS)                                      $ 143.0           $ 136.2       $ 119.9
PREFERRED SHARES, AT LIQUIDATION VALUE ($25,000 PER
   SHARE LIQUIDATION PREFERENCE) (IN MILLIONS)               $  52.5           $  52.5       $  52.5
RATIO OF GROSS EXPENSES TO AVERAGE NET ASSETS
   APPLICABLE TO COMMON SHAREHOLDERS#                           1.26%*            1.30%         1.14%*
RATIO OF NET EXPENSES TO AVERAGE NET ASSETS APPLICABLE
   TO COMMON SHAREHOLDERS++                                     1.25%*            1.28%         1.12%*
RATIO OF NET INVESTMENT INCOME (LOSS) EXCLUDING
   PREFERRED SHARES DISTRIBUTIONS TO AVERAGE
   NET ASSETS APPLICABLE TO COMMON SHAREHOLDERS                 3.44%*            2.72%         3.47%*
RATIO OF PREFERRED SHARES DISTRIBUTIONS TO AVERAGE NET
   ASSETS APPLICABLE TO COMMON SHAREHOLDERS                     1.62%*            1.18%          .47%*
RATIO OF NET INVESTMENT INCOME (LOSS) INCLUDING
   PREFERRED SHARE DISTRIBUTIONS TO AVERAGE
   NET ASSETS APPLICABLE TO COMMON SHAREHOLDERS                 1.82%*            1.54%         3.00%*
PORTFOLIO TURNOVER RATE                                           23%**             63%           28%**
ASSET COVERAGE PER PREFERRED SHARE, END OF PERIOD@           $93,141           $89,880       $82,086


See Notes to Financial Highlights      20

NOTES TO FINANCIAL HIGHLIGHTS Dividend Advantage Fund Inc.

+ Total return based on per share net asset value reflects the effects of changes in net asset value on the performance of the Fund during each fiscal period. Total return based on per share market value assumes the purchase of common shares at the market price on the first day and sales of common shares at the market price on the last day of the period indicated. Dividends and distributions, if any, are assumed to be reinvested at prices obtained under the Fund's distribution reinvestment plan. Results represent past performance and do not guarantee future results. Current returns may be lower or higher than the performance data quoted. Investment returns may fluctuate and shares when sold may be worth more or less than original cost. Total return would have been lower if Management had not waived a portion of the investment management fee.

# The Fund is required to calculate an expense ratio without taking into consideration any expense reductions related to expense offset arrangements.

++ After waiver of a portion of the investment management fee by Management. Had Management not undertaken such action, the annualized ratios of net expenses to average daily net assets applicable to common shareholders would have been:

                                          PERIOD FROM
SIX MONTHS ENDED      YEAR ENDED         MARCH 30, 2004
 APRIL 30, 2006    OCTOBER 31, 2005   TO OCTOBER 31, 2004
      1.53%              1.57%               1.38%

^       The date investment operations commenced.

*       Annualized.

**      Not annualized.

@ Calculated by subtracting the Fund's total liabilities (excluding accumulated unpaid distributions on AMPS) from the Fund's total assets and dividing by the number of AMPS outstanding.

+++ Expense ratios do not include the effect of distributions to preferred shareholders. Income ratios include income earned on assets attributable to AMPS.

(cc) Calculated based on the average number of shares outstanding during each fiscal period.

DISTRIBUTION REINVESTMENT PLAN

The Bank of New York ("Plan Agent") will act as Plan Agent for shareholders who have not elected in writing to receive dividends and distributions in cash (each a "Participant"), will open an account for each Participant under the Distribution Reinvestment Plan ("Plan") in the same name as their then current Shares are registered, and will put the Plan into effect for each Participant as of the first record date for a dividend or capital gains distribution.

Whenever the Fund declares a dividend or distribution with respect to the common stock of the Fund ("Shares"), each Participant will receive such dividends and distributions in additional Shares, including fractional Shares acquired by the Plan Agent and credited to each Participant's account. If on the payment date for a cash dividend or distribution, the net asset value is equal to or less than the market price per Share plus estimated brokerage commissions, the Plan Agent shall automatically receive such Shares, including fractions, for each Participant's account. Except in the circumstances described in the next paragraph, the number of additional Shares to be credited to each Participant's account shall be determined by dividing the dollar amount of the dividend or distribution payable on their Shares by the greater of the net asset value per Share determined as of the date of purchase or 95% of the then current market price per Share on the payment date.

Should the net asset value per Share exceed the market price per Share plus estimated brokerage commissions on the payment date for a cash dividend or distribution, the Plan Agent or a broker-dealer selected by the Plan Agent shall endeavor, for a purchase period lasting until the last business day before the next date on which the Shares trade on an "ex-dividend" basis, but in no event, except as provided below, more than 30 days after the payment date, to apply the amount of such dividend or distribution on each Participant's Shares (less their PRO RATA share of brokerage commissions incurred with respect to the Plan Agent's open-market purchases in connection with the reinvestment of such dividend or distribution) to purchase Shares on the open market for each Participant's account. No such purchases may be made more than 30 days after the payment date for such dividend or distribution except where temporary curtailment or suspension of purchase is necessary to comply with applicable provisions of federal securities laws. If, at the close of business on any day during the purchase period the net asset value per Share equals or is less than the market price per Share plus estimated brokerage commissions, the Plan Agent will not make any further open-market purchases in connection with the reinvestment of such dividend or distribution. If the Plan Agent is unable to invest the full dividend or distribution amount through open-market purchases during the purchase period, the Plan Agent shall request that, with respect to the uninvested portion of such dividend or distribution amount, the Fund issue new Shares at the close of business on the earlier of the last day of the purchase period or the first day during the purchase period on which the net asset value per Share equals or is less than the market price per Share, plus estimated brokerage commissions, such Shares to be issued in accordance with the terms specified in the third paragraph hereof. These newly issued Shares will be valued at the then-current market price per Share at the time such Shares are to be issued.

For purposes of making the reinvestment purchase comparison under the Plan, (a) the market price of the Shares on a particular date shall be the last sales price on the New York Stock Exchange (or if the Shares are not listed on the New York Stock Exchange, such other exchange on which the Shares are principally traded) on that date, or, if there is no sale on such Exchange (or if not so listed, in the over-the-counter market) on that date, then the mean between the closing bid and asked quotations for such Shares on such Exchange on such date and (b) the net asset value per Share on a particular date shall be the net asset value per Share most recently calculated by or on behalf of the Fund. All dividends, distributions and other payments (whether made in cash or Shares) shall be made net of any applicable withholding tax.

Open-market purchases provided for above may be made on any securities exchange where the Fund's Shares are traded, in the over-the-counter market or in negotiated transactions and may be on such terms as to price, delivery and otherwise as the Plan Agent shall determine. Each Participant's uninvested funds held by the Plan Agent will not bear interest, and it is understood that, in any event, the Plan Agent shall have no liability in connection with any inability to purchase Shares within 30 days after the initial date of such purchase as herein provided, or with the timing of any purchases effected. The Plan Agent shall have no responsibility as to the value of the Shares acquired for each Participant's account. For the purpose of cash investments, the Plan Agent may commingle each Participant's funds with those of other shareholders of the Fund for whom the Plan Agent similarly acts as agent, and the average price (including brokerage commissions) of all Shares purchased by the Plan Agent as Plan Agent shall be the price per Share allocable to each Participant in connection therewith.

The Plan Agent may hold each Participant's Shares acquired pursuant to the Plan together with the Shares of other shareholders of the Fund acquired pursuant to the Plan in noncertificated form in the Plan Agent's name or that of the Plan Agent's nominee. The Plan Agent will forward to each Participant any proxy solicitation material and will vote any Shares so held for each Participant only in accordance with the instructions set forth on proxies returned by the Participant to the Fund.

The Plan Agent will confirm to each Participant each acquisition made for their account as soon as practicable but not later than 60 days after the date thereof. Although each Participant may from time to time have an undivided fractional interest (computed to three decimal places) in a Share, no certificates for a fractional Share will be issued. However, dividends and distributions on fractional Shares will be credited to each Participant's account. In the event of termination of a Participant's account under the Plan, the Plan Agent will adjust for any such undivided fractional interest in cash at the market value of the Shares at the time of termination, less the PRO RATA expense of any sale required to make such an adjustment.

Any Share dividends or split Shares distributed by the Fund on Shares held by the Plan Agent for Participants will be credited to their accounts. In the event that the Fund makes available to its shareholders rights to purchase additional Shares or other securities, the Shares held for each Participant under the Plan will be added to other Shares held by the Participant in calculating the number of rights to be issued to each Participant.

The Plan Agent's service fee for handling capital gains distributions or income dividends will be paid by the Fund. Participants will be charged their PRO RATA share of brokerage commissions on all open-market purchases.

Each Participant may terminate their account under the Plan by notifying the Plan Agent in writing. Such termination will be effective immediately if the Participant's notice is received by the Plan Agent not less than ten days prior to any dividend or distribution record date, otherwise such termination will be effective the first trading day after the payment date for such dividend or distribution with respect to any subsequent dividend or distribution. The Plan may be terminated by the Plan Agent or the Fund upon notice in writing mailed to each Participant at least 30 days prior to any record date for the payment of any dividend or distribution by the Fund.

These terms and conditions may be amended or supplemented by the Plan Agent or the Fund at any time or times but, except when necessary or appropriate to comply with applicable law or the rules or policies of the Securities and Exchange Commission or any other regulatory authority, only by mailing to each Participant appropriate written notice at least 30 days prior to the effective date thereof. The amendment or supplement shall be deemed to be accepted by each Participant unless, prior to the effective date thereof, the Plan Agent receives written notice of the termination of their account under the Plan. Any such amendment may include an appointment by the Plan Agent in its place and stead of a successor Plan Agent under these terms and conditions, with full power and authority to perform all or any of the acts to be performed by the Plan Agent under these terms and conditions. Upon any such appointment of any Plan Agent for the purpose of receiving dividends and distributions, the Fund will be authorized to pay to such successor Plan Agent, for each Participant's account, all dividends and distributions payable on Shares held in their name or under the Plan for retention or application by such successor Plan Agent as provided in these terms and conditions.

The Plan Agent shall at all times act in good faith and agrees to use its best efforts within reasonable limits to ensure the accuracy of all services performed under this Agreement and to comply with applicable law, but assumes no responsibility and shall not be liable for loss or damage due to errors unless such error is caused by the Plan Agent's negligence, bad faith, or willful misconduct or that of its employees.

These terms and conditions shall be governed by the laws of the State of Maryland.

DIRECTORY

INVESTMENT MANAGER AND ADMINISTRATOR
Neuberger Berman Management Inc.
605 Third Avenue, 2nd Floor
New York, NY 10158-0180
877.461.1899 or 212.476.8800

SUB-ADVISER
Neuberger Berman, LLC
605 Third Avenue
New York, NY 10158-3698

CUSTODIAN
State Street Bank and Trust Company
225 Franklin Street
Boston, MA 02110

STOCK TRANSFER AGENT
The Bank of New York
101 Barclay Street, 11-E
New York, NY 10286

LEGAL COUNSEL
Kirkpatrick & Lockhart Nicholson Graham LLP
1601 K Street, NW
Washington, DC 20006

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
Ernst & Young LLP
200 Clarendon Street
Boston, MA 02116

PROXY VOTING POLICIES AND PROCEDURES

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available, without charge, by calling 1-800-877-9700 (toll-free) and on the website of the Securities and Exchange Commission at www.sec.gov. Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is also available without charge, by calling 1-800-877-9700 (toll-free), on the website of the Securities and Exchange Commission at www.sec.gov and on the Fund's website at www.nb.com.

QUARTERLY PORTFOLIO SCHEDULE

The Fund files a complete schedule of portfolio holdings for the Fund with the Securities and Exchange Commission for the first and third quarters of each fiscal year on Form N-Q. The Fund's Forms N-Q are available on the Securities and Exchange Commission's website at www.sec.gov and may be reviewed and copied at the Securities and Exchange Commission's Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. The information on Form N-Q is available upon request, without charge, by calling 1-800-877-9700 (toll-free).

ADDITION OF ASSOCIATE PORTFOLIO MANAGER

In January 2006, Steve S. Shigekawa was made an Associate Portfolio Manager for the Fund. He is a Vice President of Neuberger Berman Management Inc. and of Neuberger Berman, LLC. He was an analyst for the Fund from 2002 to 2005. He held associate analyst positions at two other investment firms from 2000 to 2002.

REPORT OF VOTES OF SHAREHOLDERS

An annual meeting of shareholders of Neuberger Berman Dividend Advantage Fund Inc. was held on April 6, 2006. Shareholders voted on the following matter: (1) To elect five Class I Directors to serve until the annual meeting of shareholders in 2009, or until their successors are elected and qualified. Class II and III Directors continue to hold office until the annual meeting in 2007 and 2008, respectively.

Proposal 1 - To elect five Class I Directors to serve until the annual meeting of shareholders in 2009.

COMMON AND PREFERRED SHARES

                                       VOTES                     BROKER
                      VOTES FOR      WITHHELD    ABSTENTIONS   NON-VOTES
Faith Colish        5,477,844.000   82,340.000        --           --
C. Anne Harvey      5,476,580.000   83,604.000        --           --
Cornelius T. Ryan   5,477,244.000   82,940.000        --           --
Peter E. Sundman    5,482,174.000   78,010.000        --           --
Peter P. Trapp      5,478,410.000   81,774.000        --           --

                  This page has been left blank intentionally

                  This page has been left blank intentionally

Statistics and projections in this report are derived from sources deemed to be reliable but cannot be regarded as a representation of future results of the Fund. This report is prepared for the general information of shareholders and is not an offer of shares of the Fund.

                                                NEUBERGER | BERMAN
                                                A LEHMAN BROTHERS COMPANY

                                                NEUBERGER BERMAN MANAGEMENT INC.
                                                605 Third Avenue, 2nd Floor
                                                New York, NY 10158-0180
                                                INTERNAL SALES & SERVICES
                                                877.461.1899

                                                WWW.NB.COM

                                                [GRAPHIC] E0099 06/06

ITEM 2. CODE OF ETHICS

The Board of Directors ("Board") of Neuberger Berman Dividend Advantage Fund Inc. ("Registrant") adopted a code of ethics that applies to the Registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions ("Code of Ethics"). For the period covered by this Form N-CSR, there were no waivers from the Code of Ethics granted to the Registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions.

A copy of the Code of Ethics is filed as Exhibit 12(a)(1) to this Form N-CSR. The Code of Ethics is also available, without charge, by calling 1-800-877-9700 (toll-free).

ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT

The Board has determined that the Registrant has two audit committee financial experts serving on its audit committee. The Registrant's audit committee financial experts are John Cannon and Howard Mileaf. Mr. Cannon and Mr. Mileaf are independent directors as defined by Form N-CSR.

ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES

Only required in the annual report.

ITEM 5. AUDIT COMMITTEE OF LISTED REGISTRANTS

Only required in the annual report.

ITEM 6. SCHEDULE OF INVESTMENTS

The complete schedule of investments for the Fund is disclosed in the Registrant's semi-annual report, which is included as Item 1 of this Form N-CSR.

ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES

Only required in the annual report.

ITEM 8. PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Only required in the annual report.

ITEM 9. PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS

No reportable purchases for the period covered by this report.

ITEM 10. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS

There were no changes to the procedures by which shareholders may recommend nominees to the Board.

ITEM 11. CONTROLS AND PROCEDURES

(a) Based on an evaluation of the disclosure controls and procedures (as defined in rule 30a-3(c) under the Investment Company Act of 1940, as amended (the "Act")) as of a date within 90 days of the filing date of this document, the Chief Executive Officer and Treasurer and Principal Financial and Accounting Officer of the Registrant have concluded that such disclosure controls and procedures are effectively designed to ensure that information required to be disclosed by the Registrant in the report it files or submits on Form N-CSR is accumulated and communicated to the Registrant's management to allow timely decisions regarding required disclosure.

(b) There were no significant changes in the Registrant's internal controls over financial reporting (as defined in rule 30a-3(d) under the Act) that occurred during the Registrant's second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the Registrant's internal control over financial reporting.

ITEM 12. EXHIBITS

(a)(1)   A copy of the Code of Ethics is filed herewith.

(a)(2) The certifications required by Rule 30a-2(a) of the Act and Section 302 of the Sarbanes-Oxley Act of 2002 ("Sarbanes-Oxley Act") are filed herewith.

(a)(3)   Not applicable.

(b) The certifications required by Rule 30a-2(b) of the Act and Section 906 of the Sarbanes-Oxley Act are filed herewith.

The certifications provided pursuant to Section 906 of the Sarbanes-Oxley Act are not deemed "filed" for purposes of Section 18 of the Securities Exchange Act of 1934 ("Exchange Act"), or otherwise subject to the liability of that section. Such certifications will not be deemed to be incorporated by reference into any filing under the Securities Act of 1933 or the Exchange Act, except to the extent that the Registrant specifically incorporates them by reference.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Neuberger Berman Dividend Advantage Fund Inc.


By: /s/ Peter E. Sundman
    -----------------------
    Peter E. Sundman
    Chief Executive Officer

Date:  July 10, 2006


Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.



By: /s/ Peter E. Sundman
    -----------------------
    Peter E. Sundman
    Chief Executive Officer

Date:  July 10, 2006



By: /s/ John M. McGovern
    -----------------------
    John M. McGovern
    Treasurer and Principal Financial
    and Accounting Officer

Date:  July 10, 2006